                                  Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         I, Shmuel Arvatz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ClickSoftware Technologies Ltd. on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of ClickSoftware Technologies Ltd.



March 20, 2003



                                             By:     /s/ SHMUEL ARVATZ
                                                    -----------------
                                             Name:  Shmuel Arvatz
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


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